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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                ----------------

                                January 11, 2000
                -------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                           MAXCOR FINANCIAL GROUP INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      0-25056                  59-3262958
  (State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                             Two World Trade Center
                               New York, New York
                        -------------------------------
                    (Address of Principal Executive Offices)

                                      10048
                                      -----
                                   (Zip Code)

                                 (212) 748-7000
               ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



               ----------------------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)











                         The Exhibit Index is on Page 4
                                Page 1 of 7 Pages


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Item 5.    Other Events

         On January 11, 2000, Registrant issued a press release announcing that it had expanded its Board of Directors from seven to nine directors in order to accommodate the appointment of two new directors, Mr. Oscar M. Lewisohn and Mr. Robin A. Clark. Mr. Lewisohn was appointed as one of Registrant's Class II directors, whose terms expire at Registrant's annual meeting in 2001. Mr.
Clark was appointed as one of its Class I directors, whose terms expire at Registrant's next annual meeting. Registrant's Board of Directors is divided into three classes of equal size, each serving staggered three-year terms.

         On January 24, 2000, Registrant issued a press release announcing that its Euro Brokers Tokyo-based joint venture, "Yagi Euro," had successfully completed the combination of its Tokyo-based derivatives and local money market and forward foreign exchange brokerage operations with those of Nittan Exco Ltd., pursuant to a previously executed and announced agreement in principle. Pursuant to the terms of the definitive documentation among the parties, Euro Brokers, which previously had an equal 50% interest in the derivatives joint venture with Yagi Euro Corporation, along with a 15% equity interest in Yagi Euro itself, is retaining a 40% interest in the expanded derivatives joint venture, with Yagi Euro (now renamed Yagi Euro Nittan Corporation) retaining a 30% interest and Nittan acquiring the remaining 30%. Yagi Euro and Nittan are equal 50% partners in the combined local money market and forward foreign exchange operations, with Euro Brokers' participation continuing indirectly through its 15% equity interest in Yagi Euro.

         Registrant's press releases announcing the foregoing matters are attached hereto respectively as Exhibit 99.1 and Exhibit 99.2, each of which is hereby incorporated herein by reference.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits.

99.1          Press Release, dated January 11, 2000.

99.2          Press Release, dated January 24, 2000



                               Page 2 of 7 Pages

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MAXCOR FINANCIAL GROUP INC.


                                  By:       /s/ Gilbert Scharf
                                      -------------------------------------
                                       Name:  Gilbert Scharf
                                       Title: Chairman of the Board, President
                                              and Chief Executive Officer



Date: January 26, 2000



                               Page 3 of 7 Pages

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                                  EXHIBIT INDEX


Exhibit No.                    Description                             Page No.
-----------                    -----------                             --------

99.1                   Press Release, dated January 11, 2000              5

99.2                   Press Release, dated January 24, 2000              6




                               Page 4 of 7 Pages